                                  EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For more information, please contact:

Investor Relations:                                  Media Relations:
Jocelyn Lynds                                        Beth Morrissey
978-589-8672                                         978-589-8579
jlynds@sonusnet.com                                  bmorrissey@sonusnet.com


           SONUS NETWORKS REPORTS 2002 FIRST QUARTER FINANCIAL RESULTS

WESTFORD, MASS., APRIL 9, 2002 -Sonus Networks, Inc. (Nasdaq: SONS), a leading provider of voice infrastructure solutions for the new public network, today reported its actual financial results for the first quarter ended March 31, 2002. These results are consistent with the estimated results the Company provided on March 27, 2002.

Revenues for the first quarter of fiscal 2002 were $21.2 million compared with $41.5 million in the same period last year. Adjusted net loss for the first quarter of fiscal 2002 was $12.8 million or $0.07 per share compared with adjusted net income for the first quarter of fiscal 2001 of $0.2 million or $0.00 per share. Actual net loss for the first quarter of fiscal 2002 was $16.2 million or $0.09 per share compared with an actual net loss for the first quarter of fiscal 2001 of $82.5 million or $0.51 per share.

A reconciliation of adjusted net income (loss) to actual net loss for the periods is as follows:

($ Millions)                                                  Q1-2002      Q1-2001
                                                              -------      -------
Adjusted net income (loss)                                    ($12.8)        $0.2
Write-off of inventory and purchase commitments                 (9.4)          --
Stock-based compensation                                        (5.7)       (15.5)
Amortization of goodwill and purchased intangibles              (0.4)       (27.2)
Restructuring benefit (charges), net                            12.1           --
In-process research and development                                --       (40.0)
                                                              -------      -------
Actual net loss                                               ($16.2)      ($82.5)
                                                              =======      =======


"The continued deterioration in the telecommunications market impacted our financial results for the quarter," said Hassan Ahmed, president and CEO, Sonus Networks. "We continue to focus on the financial metrics of our company and preserving our financial strength. Beyond the numbers, we made important progress this quarter in building our business fundamentals - driving our industry-leading innovations and increasing the breadth of our customer base."



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

Sonus continues to build its portfolio of industry-leading packet voice solutions, and in February, unveiled the Release 4.0 version of its award-winning hardware and software platforms for the GSX9000(TM) Open Services Switch, the Insignus(TM) Softswitch and the Sonus Insight(TM) Management System. Sonus tripled the port capacity of the GSX9000, and added optical interfaces designed for international markets. The newest release of the Insignus Softswitch also delivers robust functionality for global carrier deployments, and now supports nearly 30 different SS7 variants, in addition to international versions of ISDN, PRI and CAS.

Sonus boosted the billing, security and OSS integration capabilities of the Sonus Insight Management System to allow carriers to more effectively provision, operate and bill for services on their networks. As part of the Release 4.0 software, Sonus introduced a new module for Sonus Insight, the DataStream Integrator (DSI), an advanced billing integration and mediation solution.

Also in the quarter, Sonus continued to expand its customer base with the addition of two new customers. Sonus announced that MASERGY, a Dallas-based global communications provider, is implementing a full Sonus packet voice solution in its worldwide IP/MPLS network. In January, China Netcom selected Sonus for the buildout of the carrier's nationwide packet voice network. China Netcom is deploying Sonus voice infrastructure solutions to support the delivery of end-to-end IP voice services over China Netcom's broadband network.

Sonus further underscored its commitment to the international markets, forming a distribution partnership with AsiaInfo Holdings, under which AsiaInfo will provide the full range of Sonus products to the Chinese carrier market. This new distribution arrangement augments the direct presence and reseller relationship that Sonus established in China in 2001.

In February, Sonus announced that it had increased its position in the market for carrier-class packet voice equipment, and was ranked the worldwide market share leader for a sixth consecutive quarter. Reports issued by industry research firms Cahners In-Stat/MDR, Infonetics Research and Synergy Research Group verified Sonus' expanded leadership position in a number of market segments for the fourth quarter of 2001, as well as for the full calendar year.

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ABOUT SONUS NETWORKS

Sonus Networks, Inc., is a leading provider of packet voice infrastructure products for the new public network. With its Open Services Architecture (OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking, residential access and Centrex, tandem switching, and IP voice termination, as well as enhanced services. Sonus' award-winning voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Westford, Massachusetts. Additional information on Sonus is available AT http://www.sonusnet.com.

This release may contain projections or other forward-looking statements regarding future events or the future financial performance of Sonus that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to Sonus' 2001 Annual Report on Form 10-K, dated March 27, 2002 and filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. These risk factors include, among others, the adverse effect of recent developments in the telecommunications industry, the weakened financial position of many emerging service providers, Sonus' ability to grow its customer base, dependence on new product offerings, market acceptance of its products, rapid technological and market change and manufacturing and sourcing risks.

GSX9000, INSIGNUS, SONUS INSIGHT AND OPEN SERVICES ARCHITECTURE ARE TRADEMARKS OF SONUS NETWORKS. ALL OTHER COMPANY AND PRODUCT NAMES MAY BE TRADEMARKS OF THE RESPECTIVE COMPANIES WITH WHICH THEY ARE ASSOCIATED.

                                    --more--

SONUS NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)


                                                        March 31, 2002  Dec. 31, 2001
                                                        -----------------------------
                                                         (unaudited)
ASSETS
CURRENT ASSETS:
      Cash, cash equivalents and marketable securities     $ 109,048      $ 125,067
      Accounts receivable, net                                 3,725          9,440
      Inventories                                             13,020         18,865
      Other current assets                                     2,850          2,952
-----------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                              128,643        156,324
-----------------------------------------------------------------------------------

Property and equipment, net                                   20,248         23,335
Goodwill and purchased intangibles, net                        4,130          4,536
Other assets, net                                                693            689
-----------------------------------------------------------------------------------
                                                           $ 153,714      $ 184,884
===================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
      Current portion of long-term obligations             $     952      $   1,055
      Accounts payable and accrued expenses                   29,644         36,301
      Accrued restructuring charges                            5,972          8,596
      Deferred revenue                                         9,512         13,349
-----------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                          46,080         59,301
-----------------------------------------------------------------------------------

Long-term obligations, less current portion (1)                2,928         12,698

Convertible subordinated notes                                10,000         10,000

STOCKHOLDERS' EQUITY:
      Common stock                                               206            205
      Capital in excess of par value                         862,605        860,883
      Accumulated deficit                                   (745,592)      (729,398)
      Deferred compensation                                  (22,335)       (28,721)
      Treasury stock, at cost                                   (178)           (84)
-----------------------------------------------------------------------------------
           TOTAL STOCKHOLDERS' EQUITY                         94,706        102,885
-----------------------------------------------------------------------------------
                                                           $ 153,714      $ 184,884
===================================================================================

(1) Includes long-term accrued restructuring charges of $2,730 at March 31, 2002 and $12,460 at December 31, 2001.

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

SONUS NETWORKS, INC.
*ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                           Three months ended
                                                March 31,
                                           2002           2001
----------------------------------------------------------------
                                              (unaudited)

REVENUES                                 $ 21,158       $ 41,499
Cost of revenues                            9,875         18,011
----------------------------------------------------------------
Gross profit                               11,283         23,488
----------------------------------------------------------------

OPERATING EXPENSES:
      Research and development             14,615         13,919
      Sales and marketing                   8,407          8,488
      General and administrative            1,465          2,663
----------------------------------------------------------------
           TOTAL OPERATING EXPENSES        24,487         25,070
----------------------------------------------------------------
LOSS FROM OPERATIONS                      (13,204)        (1,582)
Interest income, net                          453          1,733
----------------------------------------------------------------
NET INCOME (LOSS)                        ($12,751)          $151
================================================================

NET INCOME (LOSS) PER SHARE:
Basic and diluted                          ($0.07)         $0.00
================================================================
Shares used in computation                186,057        162,091
================================================================

* These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with generally accepted accounting principles. These statements exclude the impact of inventory write-offs and purchase commitments, amortization of stock-based compensation, amortization of goodwill and purchased intangibles, restructuring charges (benefit) and in-process research and development expenses.


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SONUS NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                           Three months ended
                                                                                               March 31,
                                                                                          2002           2001
---------------------------------------------------------------------------------------------------------------
                                                                                             (unaudited)

REVENUES                                                                                 $21,158        $41,499

COST OF REVENUES:
   Write-off of inventory and purchase commitments                                         9,434           --
   Other cost of revenues                                                                  9,875         18,011
---------------------------------------------------------------------------------------------------------------
      TOTAL COST OF REVENUES                                                              19,309         18,011
---------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                               1,849         23,488
---------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES:
      Research and development                                                            14,615         13,919
      Sales and marketing                                                                  8,407          8,488
      General and administrative                                                           1,465          2,663
      Stock-based compensation                                                             5,743         15,423
      Amortization of goodwill and purchased intangibles                                     407         27,207
      Restructuring charges (benefit), net                                               (12,141)          --
      In-process research and development                                                   --           40,000
---------------------------------------------------------------------------------------------------------------
            TOTAL OPERATING EXPENSES                                                      18,496        107,700
---------------------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS                                                                     (16,647)       (84,212)
Interest income, net                                                                         453          1,733
---------------------------------------------------------------------------------------------------------------
Net loss                                                                                ($16,194)      ($82,479)
===============================================================================================================

NET LOSS PER SHARE:
Basic and diluted                                                                         ($0.09)        ($0.51)
===============================================================================================================
Shares used in computation                                                               186,057        162,091
===============================================================================================================

Adjusted information (1):
Adjusted net income (loss),                                                             ($12,751)        $  151
Excludes the impact of inventory write-offs and purchase commitments, amortization of stock-based compensation, amortization of goodwill and purchased intangibles, restructuring charges (benefit) and in-process research and development expenses
===============================================================================================================

Basic and diluted net loss per share                                                      ($0.07)         $0.00
===============================================================================================================
Shares used in computation                                                               186,057        162,091
===============================================================================================================

(1) For informational purposes and not in accordance with generally accepted accounting principles.

                                       ###